UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2025

Myers Industries, Inc.

(Exact name of Registrant as Specified in Its Charter)

Ohio	001-8524	34-0778636
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1293 South Main Street
Akron, Ohio		44301
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (330) 253-5592

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	MYE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

As of the close of business on March 6, 2025, the record date for the Annual Meeting, 37,295,964 common shares were outstanding and entitled to vote. At the Annual Meeting, 32,409,734, or approximately 86.90%, of the outstanding common shares entitled to vote were represented in person or by proxy, including 2,115,511 broker non-votes. At the Annual Meeting, the shareholders of the Company voted as set forth below on the following proposals, each of which is described in detail in the Company’s Proxy Statement.

Proposal No. 1. Election of Directors.

The Company’s shareholders elected, with the respective votes set forth opposite their names, the following persons to the Company’s Board of Directors to hold office until the 2026 annual meeting of shareholders or until their successors are duly elected and qualified:

Name	For	Against	Abstain	Broker Non-Vote
Yvette Dapremont Bright	28,732,192	1,229,302	332,729	2,115,511
Ronald M. De Feo	28,949,798	1,019,617	324,808	2,115,511
William A. Foley	28,373,445	1,571,756	349,022	2,115,511
Jeffrey Kramer	25,803,982	4,164,106	326,135	2,115,511
F. Jack Liebau, Jr.	28,289,667	1,656,464	348,092	2,115,511
Bruce M. Lisman	28,575,015	1,356,488	362,720	2,115,511
Lori Lutey	28,713,193	1,242,261	338,769	2,115,511
Aaron Schapper	30,047,594	203,371	43,258	2,115,511

Proposal No. 2. Advisory Vote to Approve Executive Compensation.

The Company’s shareholders, by adopting a non-binding advisory resolution, approved the 2024 compensation of the Company’s named executive officers, with over 96.65% of the total shares voted being cast “for” the proposal. Voting results on this proposal were as follows:

For	28,516,759
Against	987,745
Abstain	789,719
Broker Non-Vote	2,115,511

Proposal No. 3. Ratification of Appointment of Independent Registered Public Accounting Firm.

The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2025. Voting results on this proposal were as follows:

For	32,290,129
Against	110,988
Abstain	8,617
Broker Non-Vote	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myers Industries, Inc.

Date:	April 28, 2025	By:	/s/ Grant E. Fitz
Grant E. Fitz Executive Vice President and Chief Financial Officer